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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 8, 2003



                          NEWFIELD EXPLORATION COMPANY
             (Exact Name of Registrant as Specified in Its Charter)



          DELAWARE                      1-12534                72-1133047
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                     Identification No.)



                    363 N. SAM HOUSTON PARKWAY E., SUITE 2020
                              HOUSTON, TEXAS 77060
                    (Address of Principal Executive Offices)



                                 (281) 847-6000
              (Registrant's Telephone Number, Including Area Code)




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ITEM 5.    OTHER EVENTS

           On September 8, 2003, Newfield issued a press release disclosing information regarding its recent acquisition and divestiture activity, as well as recent drilling results. A copy of the press release is furnished herewith as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (c)    Exhibits

          99.1 Press release issued by Newfield Exploration Company on September 8, 2003.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                 NEWFIELD EXPLORATION COMPANY



Date:  September 9, 2003         By: /s/ TERRY W. RATHERT
                                     ------------------------------------------
                                     Terry W. Rathert
                                     Vice President and Chief Financial Officer
                                     (Authorized Officer and Principal
                                     Financial Officer)


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                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

   99.1           Press release issued by Newfield Exploration Company on
                  September 8, 2003.